Exhibit 99.1

SPECIAL MEETING OF STOCKHOLDERS OF AMALGAMATED BANK [ ● ], 2020 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at https://ir.amalgamatedbank.com/financial-information/annual-reports Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. ∎    00030003000000000000    8 000000 THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒ 1. The approval of the reorganization of the Bank into a holding company form of ownership by approving a Plan of Acquisition, pursuant to which the Bank will become a wholly owned subsidiary of Amalgamated Financial Corp., a newly formed Delaware public benefit corporation, and each outstanding share of Class A common stock of the Bank will be exchanged for one share of common stock of Amalgamated Financial Corp. FOR ☐ AGAINST ☐ ABSTAIN ☐ 2. The adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to constitute a quorum or to approve the reorganization proposal. ☐ ☐ ☐ The undersigned instructs such proxies to vote as specified below with the understanding that, unless a contrary choice is specified, this proxy will be voted “FOR” each of the proposals listed above: NOTE- This proxy may be revoked at the pleasure of the stockholder executing it at any time before the authority granted hereby is exercised in accordance with Section 6009 of the New York Banking Law. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.   ☐  Signature of Stockholder  Date:  Signature of Stockholder  Date:  Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF AMALGAMATED BANK [ • ], 2020 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON—You may vote your shares in person by attending the Special Meeting. GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at https://ir.amalgamatedbank.com/financial-information/annual-reports Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 00030003000000000000 8 000000 THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. The approval of the reorganization of the Bank into a holding company form of ownership by approving a Plan of Acquisition, pursuant to which the Bank will become a wholly owned subsidiary of Amalgamated Financial Corp., a newly formed Delaware public benefit corporation, and each outstanding share of Class A common stock of the Bank will be exchanged for one share of common stock of Amalgamated Financial Corp. FOR ☐ AGAINST ☐ ABSTAIN ☐ 2. The adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to constitute a quorum or to approve the reorganization proposal. The undersigned instructs such proxies to vote as specified below with the understanding that, unless a contrary choice is specified, this proxy will be voted “FOR” each of the proposals listed above: NOTE- This proxy may be revoked at the pleasure of the stockholder executing it at any time before the authority granted hereby is exercised in accordance with Section 6009 of the New York Banking Law. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐ Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

AMALGAMATED BANK Proxy Solicited by the Board of Directors for the Special Meeting of Stockholders [ • ], 2020 at [ • ] The undersigned does hereby constitute and appoint Neil Grayson and Kay Gordon, and each of them, attorneys with the full power of substitution to each, for and in the name of the undersigned to vote all shares of Class A Common Stock of Amalgamated Bank (the “Bank”) held of record on [ • ], 2020 by the undersigned, at the Special Meeting of Stockholders, to be held at the Bank’s principal executive office located 275 Seventh Avenue, 12th floor conference room, New York, NY 10001, on [ • ], 2020, at [ • ], and at any adjournment of the Special Meeting, for the purposes more fully described in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement/Prospectus, with all the powers the undersigned would possess if personally present. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. (Continued and to be signed on the reverse side.)